EX-10.7
                             PROMISSORY NOTE


$  54,131.67

For value received I promise to pay to the order of 3Si, Inc. at its offices in Englewood, Colorado, $ 54,131.67 on July 1, 2004 plus interest accruing from June 30, 1999, at the rate of 5.37% compounded annually.

This Note is secured by __260,000__________ shares of 3Si
Holdings, Inc. common stock.

Signed: /s/  Fred Slack
Print or type name: ____Fred Slack_______________
Date: _____10-8-2001___________________________
Englewood, Colorado